Exhibit 10.1

SECOND AMENDMENT

TO

LOAN AGREEMENT

This Second Amendment to the Loan Agreement (defined below) (this “Amendment”), dated as of May 27, 2020 (the “Effective Date”), is entered into by and among COLLEGIUM PHARMACEUTICAL, INC., a Virginia corporation (as “Borrower”), the Guarantors from time to time party thereto, BIOPHARMA CREDIT PLC, a public limited company incorporated under the laws of England and Wales (as the “Collateral Agent”), BPCR LIMITED PARTNERSHIP, a limited partnership formed in England and successor-in-interest to BioPharma Credit PLC (as a “Lender”) and BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP, a Cayman Islands exempted limited partnership (as a “Lender”).

RECITALS

WHEREAS, Borrower, such Guarantors, BioPharma Credit PLC and BioPharma Credit Investments V (Master) LP have entered into that certain Loan Agreement dated as of February 6, 2020 and that certain First Amendment to Loan Agreement dated as of February 24, 2020 (together, the “Loan Agreement”);

WHEREAS, pursuant to that certain Omnibus Assignment and Assumption Agreement, dated as of May 21, 2020, between BioPharma Credit PLC and BPCR Limited Partnership, BioPharma Credit PLC, solely in its capacity as a Lender thereunder, assigned, transferred, conveyed, contributed and delivered to BPCR Limited Partnership all of its right, title and interest in, to and under the Loan Agreement and the other Loan Documents to which BioPharma Credit PLC is a  party, in such capacity, together with all associated rights, privileges, restrictions and obligations, with effect as of May 21, 2020;

WHEREAS, Sections 2.2(b)(ii), 2.3(e) and 2.3(f), and the definition of “Equity Proceeds Prepayment” in Section 13.1, of the Loan Agreement contemplate an Equity Proceeds Prepayment;

WHEREAS, Borrower and Lenders have agreed to amend Section 2.3(c)(i) of the Loan Agreement to clarify the intent of the parties with respect to a prepayment of the Term Loans that is an Equity Proceeds Prepayment; and

WHEREAS, in accordance with Section 11.5(a) of the Loan Agreement, Borrower and Lenders desire to further amend the Loan Agreement on the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and intending to be legally bound by this Amendment, the undersigned hereby agrees and declares as follows:

SECTION 1.   Definitions; Interpretation.  All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.  The rules of interpretation set forth in the first paragraph of Section 13.1 of the Loan Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2.   Amendment to Loan Agreement.

(a)        The Loan Agreement shall be amended by deleting in its entirety Section 2.2(c)(i) of the Loan Agreement and replacing it as follows:

“(i)       Borrower shall have the option, at any time after the Closing Date, to prepay the Term Loans advanced by Lenders under this Agreement, in whole but not in part (except in the case of a prepayment under this clause (i) that is an Equity Proceeds Prepayment); provided that (A) Borrower provides written notice to the Collateral Agent of its election (which shall be irrevocable unless the Collateral Agent otherwise consents in writing) to prepay all of the Term Loans, which notice shall include the amount of the outstanding aggregate principal amount of the Term Loans to be prepaid, at least five (5) Business Days prior to such prepayment, and (B) the prepayment of such principal shall be accompanied by any and all accrued and unpaid interest thereon through the date of prepayment and any amounts payable in connection with such prepayment pursuant to Section 2.2(e) and Section 2.2(f) (as applicable), together with any and all other amounts payable or accrued and not yet paid under this Agreement and the other Loan Documents.  The Collateral Agent will promptly notify each Lender of its receipt of such notice and the amount of such Lender’s Applicable Percentage of such prepayment”

(b)        The Loan Agreement shall be amended by deleting in its entirety the defined term “Equity Proceeds Prepayment” in Section 13.1 of the Loan Agreement and replacing it as follows:

““Equity Proceeds Prepayment” means any single prepayment of Term Loans by Borrower of no more than $50,000,000 pursuant to Section 2.2(c)(i) made (i) solely with the proceeds from an issuance of Equity Interests in Borrower and (ii) within sixty (60) days of the issuance of such Equity Interests.”

SECTION 3.   Representations and Warranties; Reaffirmation.

(a)        Borrower hereby represents and warrants to each Lender and the Collateral Agent as follows:

(i)         Borrower has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated hereby.

(ii)        This Amendment has been duly executed and delivered by Borrower and is the legally valid and binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(iii)       The execution, delivery and performance by Borrower of this Amendment have been duly authorized and do not (A) conflict with any of Borrower’s Operating Documents, (B) contravene, conflict with, constitute a default under or violate any material Requirements of

Law, (C) contravene, conflict or violate any applicable order, writ, judgment, injunction, decree, determination or award of any Governmental Authority by which Borrower or any of its Subsidiaries or any of its or their respective properties or assets may be bound, (D) require any action by, filing, registration, or qualification with, or Governmental Approval from, any Governmental Authority (except such Governmental Approvals which have already been obtained and are in full force and effect), (E) constitute a material breach of or a material default or an event of default under, or result in or permit the termination or acceleration of, any Material Contract by which Borrower is bound or (F) require any approval of stockholders, members or partners or any approval or consent of any Person except for such approvals or consents which will be obtained on or before the date hereof.

(b)        Borrower hereby ratifies, confirms, reaffirms, and acknowledges its obligations under the Loan Documents to which it is a party and agrees that the Loan Documents remain in full force and effect, undiminished by this Amendment, except as expressly provided herein.  By executing this Amendment, Borrower acknowledges that it has read, consulted with its attorneys regarding, and understands, this Amendment.

SECTION 4.   References to and Effect on Loan Agreement.  Except as specifically set forth herein, this Amendment shall not modify or in any way affect any of the provisions of the Loan Agreement, which shall remain in full force and effect and is hereby ratified and confirmed in all respects.  On and after the Effective Date all references in the Loan Agreement to “this Agreement,” “hereto,” “hereof,” “hereunder,” or words of like import shall mean the Loan Agreement as amended by this Amendment.

SECTION 5.  Governing Law; Venue; Jury Trial Waiver.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLES OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.  Each of the Credit Parties, Lenders and the Collateral Agent submit to the exclusive jurisdiction of the courts of the State of New York sitting in New York County, and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by Requirements of Law, in such Federal court; provided, however, that nothing in this Amendment shall be deemed to operate to preclude the Collateral Agent or any Lender from bringing suit or taking other legal action in any other jurisdiction to realize on the Collateral or any other security for the Obligations, or to enforce a judgment or other court order in favor of the Collateral Agent or any Lender.  Each Credit Party expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and each Credit Party hereby waives any objection that it may have based upon lack of personal jurisdiction, improper venue, or forum non conveniens and hereby consents to the granting of such legal or equitable relief as is deemed appropriate by such court.  Each Credit Party hereby waives personal service of the summons, complaints, and other process issued in such action or suit and agrees that service of such summons, complaints, and other process may be made by registered or certified mail addressed to such Credit Party at the address set forth in (or otherwise provided in accordance with the terms of) Section 9 of the Loan Agreement and that service so made shall be deemed completed upon the earlier to occur of such Credit Party’s actual receipt thereof or three (3) Business Days after deposit in the U.S. mails, proper postage prepaid.

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE CREDIT PARTIES, LENDERS AND THE COLLATERAL AGENT WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AMENDMENT OR ANY TRANSACTION CONTEMPLATED HEREBY, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS.  THIS WAIVER IS A MATERIAL INDUCEMENT FOR ALL PARTIES HERETO TO ENTER INTO THIS AMENDMENT.  EACH PARTY HERETO HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be duly executed and delivered as of the date first above written.

COLLEGIUM PHARMACEUTICAL INC.,
as Borrower

By:
Name:	Joseph Ciaffoni
Title:	President and Chief Executive Officer

COLLEGIUM SECURITIES CORPORATION,
as an additional Credit Party

By:
Name:	Joseph Ciaffoni
Title:	President

Signature Page to Second Amendment to Loan Agreement

BIOPHARMA CREDIT PLC,
as Collateral Agent

By:	Pharmakon Advisors, LP,
its Investment Manager

By: Pharmakon Management I, LLC,
its General Partner

By
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

BPCR LIMITED PARTNERSHIP,
as a Lender

By:	Pharmakon Advisors, LP,
its Investment Manager

By: Pharmakon Management I, LLC,
its General Partner

By
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

BIOPHARMA CREDIT INVESTMENTS V (MASTER) LP,
as a Lender

By:	Pharmakon Advisors, LP,
its Investment Manager

By: Pharmakon Management I, LLC,
its General Partner

By
Name:	Pedro Gonzalez de Cosio
Title:	Managing Member

Signature Page to Second Amendment to Loan Agreement